UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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HIGH PERFORMANCE BEVERAGES COMPANY

(Name of Registrant as Specified In Its Charter)

Copies to:

Andrea Cataneo, Esq.

61 Broadway, 32nd Floor

New York, NY 10006

Fax: 212-930-9725

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HIGH PERFORMANCE BEVERAGES COMPANY

5137 E. Armor St.

Cave Creek, AZ 85331

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

This information statement has been mailed on or about September 30, 2016 to the shareholders of record on September 16, 2016 (the “Record Date”) of High Performance Beverages Company, a Nevada corporation (the “Company”), in connection with certain actions to be taken by the written consent by the holders of a majority of the voting power of the outstanding capital stock of the Company, dated as of September 16, 2016. The actions to be taken pursuant to the written consents may be taken on or about October 20, 2016, 20 days after the mailing of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By Order of the Board of Directors,

/s/ Toby McBride

Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF SHAREHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING SHARES OF STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE SHAREHOLDERS, DATED SEPTEMBER 16, 2016.

To the Company’s Shareholders:

NOTICE IS HEREBY GIVEN  that the following action (the “Action”) has been approved pursuant to the written consent of the holders of a majority of the voting power of the outstanding capital stock of the Company dated September 16, 2016, in lieu of a special meeting of the shareholders.

1.	To authorize the Board of Directors of the Company to amend its Articles of Incorporation, as amended (the “Articles”), to increase the number of authorized shares of common stock of the Company, par value $0.00001 per share (the “Common Stock” ) from 5,000,000,000 to 20,000,000,000 shares.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the record date of September 16, 2016 (the “Record Date”), the Company's authorized capitalization consisted of 5,000,000,000 shares of Common Stock, of which 3,971,453,874 shares were issued and outstanding and 1,000,000 shares of Series A Preferred Stock, of which 100,000 shares were issued and outstanding.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders. Series A Preferred Stock entitles its holders to fifty-one percent (51%) of the total votes on each matter submitted to the shareholders regardless of the actual number of shares of Series A Preferred Stock then outstanding. Because shareholders holding a majority of the voting rights of all outstanding shares of the capital stock as of the Record Date have voted in favor of the foregoing actions by resolution dated as of the Record Date, no other shareholder consents will be solicited in connection with this Information Statement.

Shareholders of record on the Record Date will be entitled to receive this notice and Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934 (the “Exchange Act”), the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders. The Company anticipates that the amendment discussed above will be effected on or about the close of business of October 20, 2016.

This Information Statement will serve as written notice to shareholders pursuant to Section 78.370 of the Nevada Revised Statutes.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company's shareholders as of the Record Date of certain corporate actions expected to be taken pursuant to the consents or authorizations of shareholders representing a majority of the Company’s outstanding voting capital.

Shareholders holding a majority of the voting power of the Company's outstanding stock voted in favor of the corporate matters outlined in this Information Statement, consisting of an amendment to the Company’s Articles to authorize the Board of Directors of the Company to amend its Articles to increase the number of authorized shares of Common Stock from 5,000,000,000 to 20,000,000,000 shares.

Who is Entitled to Notice?

Each outstanding share of Common Stock and Series A Preferred Stock as of the Record Date will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the voting power of the Company's outstanding shares of capital stock voted in favor of the Action.

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What Constitutes the Voting Shares of the Company?

The voting power entitled to vote on the Action consists of the vote of the holders of a majority of the voting power of the outstanding capital stock comprised of the holders of the Company’s outstanding Common Stock, each of whom is entitled to one vote per share, and Series A Preferred Stock, which entitles the Series A Preferred Stock holders to fifty-one percent (51%) of the total votes on each matter submitted to the shareholders regardless of the actual number of shares of Series A Preferred Stock then outstanding. As of the Record Date, there were 3,971,453,874 shares of Common Stock issued and outstanding and 100,000 shares of Series A Preferred Stock issued and outstanding.

What Corporate Matters have been voted on ?

Shareholders holding a majority of the voting power of the Company’s outstanding capital stock have voted in favor of the following Action:

1.	To authorize the Board of Directors of the Company to amend the Company’s Articles to increase the number of authorized shares of Common Stock from 5,000,000,000 to 20,000,000,000 shares.

What Vote was Required to Approve the Action?

The affirmative vote of a majority of the voting power of the shares of the Company’s capital stock outstanding on the applicable record date was required for approval of the Action. A majority of the voting power of the outstanding shares of capital stock have voted in favor of the Action. The holders who have voted in favor of the Action comprise of two persons named in the beneficial ownership table appearing below, consisting of Toby McBride and Michael Holley.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of September 16, 2016 by (i) each person who is known by us to beneficially own more than 5% of the Company’s Common Stock; (ii) each of the Company’s officers and directors; and (iii) all of the Company’s officers and directors as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”) and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

Beneficial Owner of Shares (1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned (2)	Total Voting Percentage of Common Stock (2)	Number of Shares of Series A Preferred Stock Beneficially Owned	Percentage of Shares of Series A Preferred Stock Beneficially Owned (3)	Total Voting Percentage of Series A Preferred Stock (4)

Toby McBride	28,125	*	*	100,000	50%	25.5%
Michael Holley	28,125	*	*	100,000	50%	25.5%

All Directors and Officers as a group (2 persons)	56,250	*	*	200,000	100%	51%

* less than 1%.

(1)	Except as otherwise indicated, the address of each beneficial owner is the Company’s address.

(2)

Applicable percentage ownership is based on 3,971,453,874 shares of Common Stock outstanding as of September 16, 2016 together with securities exercisable or convertible into shares of Common Stock within 60 days of September 16, 2016 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of September 16, 2016 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Applicable percentage ownership is based on 100,000 shares of Series A Preferred Stock outstanding as of September 16, 2016

(4)	Series A Preferred Stock entitles its holders to fifty-one percent (51%) of the total votes on each matter submitted to the shareholders regardless of the actual number of shares of Series A Preferred Stock then outstanding.

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ACTION I

TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECTUATE THE

AMENDMENT OF THE COMPANY’S ARTICLES

TO INCREASE THE COMPANY’S AUTHORIZED COMMON STOCK

The Board of Directors and the holders of a majority of the voting power of the Company’s voting capital have adopted resolutions approving an amendment to the Company’s Articles to increase the number of authorized shares of Common Stock of the Company (the “Increase of Authorized Common Stock”), as described below.

The form of the amendment to the Company’s Articles to increase the Company’s authorized shares of Common Stock will be substantially as set forth on Appendix A (subject to any changes required by applicable law). The Increase of Authorized Common Stock would authorize the Company’s Board of Directors to effect an Increase of Authorized Common Stock of the Company from 5,000,000,000 shares to 20,000,000,000 shares.

Purpose of the Amendment

The Company currently has no specific agreements or plans with respect to the additional authorized but unissued shares of Common Stock. The general purpose of the Increase of Authorized Common Stock is to enhance the Company’s ability to finance the development and operation of its business.

Potential uses of the additional authorized shares of Common Stock may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of the Common Stock will give the Company greater flexibility and will allow the Company to issue such shares, in most cases, without the expense or delay of seeking stockholder approval. The Company currently has no specific agreements with respect to the additional authorized but unissued shares of Common Stock. However, the Company may in the future issue shares of its Common Stock in connection with financing transactions and other corporate purposes which the Board of Directors believes will be in the best interest of the Company’s stockholders, including in connection with respect to agreements with athletes who endorse the Company’s products. Shares of Common Stock carry no pre-emptive rights to purchase additional shares.

Effect of the Increase of Authorized Common Stock

The Increase of Authorized Common Stock will not have any immediate effect on the rights of existing stockholders, and the Company currently has no specific agreements with respect to the additional authorized but unissued shares of Common Stock. However, the Company’s Board of Directors will have the authority to issue authorized shares of Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of Common Stock are issued in the future, the issuance will decrease existing stockholders’ percentage equity ownership and, depending upon the price at which such shares of Common Stock are issued, could be dilutive to the existing stockholders.

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The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

No Appraisal Rights

Under Nevada law and the Company’s charter documents, holders of the Company’s Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Increase of Authorized Common Stock.

Interests of Certain Persons in the Action

Certain of the Company’s officers and directors have an interest in this Action as a result of their ownership of shares of our Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” above. However, we do not believe that our officers or directors have interests in this Action that are different from or greater than those of any other of our stockholders.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other or different than that provided herein. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

HOUSEHOLDING

Only one Information Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help us reduce our printing and mailing costs. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered.

If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send your request to: HIGH PERFORMANCE BEVERAGES COMPANY, 5137 E. Armor St., Cave Creek, AZ 85331 or call us at (602) 326-8290. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, you may send your request to the above mailing address or call the above phone number.

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ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company's Annual Report on Form 10-K filed on November 18, 2015, which includes audited financial statements for the period ended July 31, 2015 and 2014 and the quarterly reports on Forms 10-Q for the quarters ended October 31, 2015, January 31, 2016 and April 30, 2016, including the financial statements and financial statement schedule information included therein, as filed with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

By order of the Board of Directors
September 23, 2016

/s/ Toby McBride
Toby McBride
Chief Executive Officer

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Appendix A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 ● After Issuance of Stock)

1. Name of corporation:

High Performance Beverages Company

2. The articles have been amended as follows: (provide article numbers, if available)

Subsection a of ARTICLE VIII is hereby amended and restated as follows:

The number of Common Stock which the Corporation is authorized to issue shall be 20,000,000,000 shares, par value $0. 00001. The number of Preferred Stock the Corporation is authorized to issue shall be 1,000,000 shares, par value $0.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: _________

4. Effective date of filing: (optional)                        Date: __________                              Time: __________

                                                                                      (must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X